UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2019

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas		77079
(Address of Principal Executive Offices)		(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

On May 21, 2019, the Board of Directors (the “Board”) of CARBO Ceramics Inc. (the “Company”) appointed Gary A. Kolstad, age 60, to succeed William C. Morris as Chairman of the Board.  Mr. Kolstad has served on the Board since 2006 and is currently the Company’s President and Chief Executive Officer.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2019. Voting results for each proposal considered at the Annual Meeting are set forth below. The proposals are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 1, 2019.

Proposal 1:	Election of directors.

The six individuals listed below were elected as directors of the Company at the Annual Meeting. Voting results for each director were as follows:

Names	For	Against	Abstentions	Broker Non-Votes
Sigmund L. Cornelius	16,771,596	452,893	23,721	8,088,619
Chad C. Deaton	16,700,692	523,797	23,721	8,088,619
Gary A. Kolstad	16,590,633	630,243	27,334	8,088,619
H.E. Lentz, Jr.	16,556,942	671,398	19,870	8,088,619
Randy L. Limbacher	16,608,108	620,252	19,850	8,088,619
Carla S. Mashinski	16,813,367	410,373	24,470	8,088,619

Proposal 2:	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Voting results with respect to the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 were as follows:

For	Against	Abstentions	Broker Non-Votes
24,600,938	489,662	246,229	0

Proposal 3:	Approval of the 2019 CARBO Ceramics Inc. Omnibus Incentive Plan.

Voting results with respect to the approval of the 2019 CARBO Ceramics Inc. Omnibus Incentive Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
15,855,625	1,269,427	123,158	8,088,619

Proposal 4:	Advisory vote on the compensation of the named executive officers.

Voting results with respect to the advisory vote on the compensation of the named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
16,311,631	892,055	44,524	8,088,619

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: May 22, 2019
	By:	/s/ Robert J. Willette
Robert J. Willette
Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer